EXHIBIT 10.11


                                       FTC
                                COMMERCIAL CORP.


As of July 26, 2005


Antik Denim, LLC
5804 E. Slauson Avenue
Commerce, CA 90040

Ladies and Gentlemen:

         This Amendment "1" to Inventory Loan Facility Agreement (this "Amendment") is entered into as of July 26, 2005 by and between FTC COMMERCIAL CORP. ("FTC", "we" or "us") and Antik Denim, LLC ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to an Inventory Loan Facility Agreement dated as of July 25, 2005 (as amended, the "Facility Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Facility Agreement, effective as of the date hereof, as set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1.       Initially   capitalized   terms  used  herein  which  are  not
                  otherwise defined shall have the meanings assigned to them in the Facility Agreement.

         2. The following sentence is added to the paragraph which follows the definition of "Obligations":

                  The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in Section 23 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of Section 23.

         3. Except as amended hereby, the Facility Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of Client's representations, warranties and covenants under the Facility Agreement.

         4. Any reference in the Facility Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Facility Agreement as amended by this Amendment.

         5. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         6. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         7. The Facility Agreement, as amended by this Amendment, constitutes the entire agreement between Client and FTC as to the subject matter hereof and may not be altered or amended except by written agreement signed by Client and FTC. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Sincerely,                            AGREED:

         FTC COMMERCIAL CORP.                  ANTIK DENIM, LLC


         By: /s/ Kenneth L. Wengrod            By:  /s/ Patrick Chow
            --------------------------            ----------------------------
         Name:   Kenneth L. Wengrod            Name:    Patrick Chow
         Title:  President                     Title:   CFO


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated October 18, 2004 (the "Guez Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Guez Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.

The undersigned hereby reaffirms the Guez Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Guez Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated October 18, 2004 (the "Trust Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Trust Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.

The undersigned hereby reaffirms the Trust Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Trust Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           The Paul and Elizabeth Guez Living Trust dated February 13, 1998

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez, Trustee

                           /s/ Elizabeth Guez
                           ----------------------------
                           Elizabeth Guez, Trustee

                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated July 25, 2005 (the "BHI Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the BHI Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements and that such obligations shall be secured by a first lien on and security interest in all of the assets of the undersigned in which the undersigned has granted FTC a security interest.

The undersigned hereby reaffirms the BHI Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the BHI Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           BLUE HOLDINGS, INC.


                           By:  /s/ Patrick Chow
                              -----------------------------
                           Print Name:  Patrick Chow
                           Title:       CFO


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